Exhibit 10.17

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (the “Agreement”) dated as of February 13, 2015 is entered into among SynCardia Systems, Inc., a Delaware corporation (the “Borrower”), the Lenders party hereto and Cantor Fitzgerald Securities, as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Lenders and the Administrative Agent entered into that certain Amended and Restated Credit Agreement dated as of December 13, 2013 (as amended or modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that, and the Lenders have agreed to, amend certain provisions of the Credit Agreement as more fully set forth herein; and

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Reaffirmation. The Borrower acknowledges and reaffirms (a) that it is bound by all of the terms of the Investment Documents to which it is a party and (b) that it is responsible for the observance and full performance of all Obligations, including without limitation, the repayment of the Loans and interest and prepayment premiums thereon and fees with respect thereto. Furthermore, the Borrower acknowledges and confirms (x) that the Administrative Agent and the Lenders have performed fully all of their respective obligations under the Credit Agreement and the other Investment Documents and (y) that by entering into this Agreement, the Administrative Agent and the Lenders do not waive or release any term or condition of the Credit Agreement or any of the other Investment Documents or any of their rights or remedies under such Investment Documents or any applicable law or any of the obligations of the Loan Parties thereunder.

2. Amendments. The Credit Agreement is hereby amended as follows:

(a) The definition of “Athyrium” in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

“Athyrium” means Athyrium Capital Management, LP.

(b) Clause (a)(ii) of the definition of “Change of Control” in Section 1.01 of the Credit Agreement is deleted in its entirety and amended to read as follows:

“(ii) an IPO (other than a Qualifying IPO); or”

(c) The definition of “Intercreditor Agreement” in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

“Intercreditor Agreement” means that certain Amended and Restated Intercreditor and Subordination Agreement dated as of February 13, 2015, by and among the Borrower, the Guarantors, the Administrative Agent, the Control Agent and the

Second Lien Administrative Agent, as the same may be amended, restated, supplemented or otherwise modified from time to time.

(d) The definition of “Second Lien Credit Agreement” in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

“Second Lien Credit Agreement” means, collectively, that certain Amended and Restated Second Lien Credit, Note Purchase, Exchange, and Termination Agreement dated as of February 13, 2015 by and among the Borrower and the entities and persons listed on the Schedule of Investors thereto and the Omnibus Amendment (which collectively amend and restate that certain Second Lien Credit Agreement dated as of the Restatement Date, by and among the Borrower, the Guarantors, the lenders party thereto and the Second Lien Administrative Agent), as amended or otherwise modified from time to time to the extent not prohibited by this Agreement.

(e) The definition of “Second Lien Loan Documents” in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

“Second Lien Loan Documents” means the Second Lien Credit Agreement and the other “Purchase Documents” as defined in the Second Lien Credit Agreement.

(f) The definition of “Second Lien Loans” in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

“Second Lien Loans” shall mean the loans to the Borrower represented by the notes issued under the Second Lien Credit Agreement.

(g) The definition of “Second Lien Obligations” in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

“Second Lien Obligations” shall have the meaning assigned to the term “Obligations” (as in effect on the date hereof and as amended or otherwise modified to the extent not prohibited by this Agreement) in the Omnibus Amendment.

(h) The following definitions are hereby added to Section 1.01 of the Credit Agreement in appropriate alphabetical order to read as follows:

“IPO” means the issuance by the Borrower of its Equity Interests in a firm-commitment underwritten public offering pursuant to an effective registration statement filed under the Securities Act.

“Omnibus Amendment” means that certain Omnibus Reaffirmation and Amendment dated as of February 13, 2015, by and among the Borrower, the investors party thereto and the Second Lien Administrative Agent.

“IPO Per Share Price” means the price per share at which shares of the Borrower’s common stock are offered to the public in an IPO.

“Post-Offering Market Value” means (i) the IPO Per Share Price multiplied by (ii) the number of shares of the Borrower’s common stock outstanding immediately following the closing of such IPO (calculated on a fully-diluted, as-converted and as-exercised basis and including, without duplication, (x) shares issuable upon conversion of the Borrower’s preferred stock in connection with or immediately following such IPO, (y) shares issuable upon the exercise or conversion of all options, warrants and/or other convertible securities outstanding as of the closing of such IPO (provided that, in all instances, shares of common stock issuable upon conversion of the Second Lien Loans shall be excluded from the determination of Post-Offering Market Value), and (z) shares of common stock reserved as of the closing of such IPO for issuance under any stock option plan or similar equity incentive plan approved by the Board of Directors of the Borrower).

“Qualifying IPO” means an IPO of common stock in which the Post-Offering Market Value is greater than or equal to $100,000,000 and the gross cash proceeds to the Borrower (prior to underwriting discounts, commissions and expenses) in such offering are greater than or equal to $15,000,000.

“Second Lien Notes” means the promissory notes issued in connection with the Second Lien Credit Agreement.

(i) Section 8.11 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

8.11 Prepayment of Other Indebtedness.

Make (or give any notice with respect thereto) any voluntary or optional payment or prepayment or redemption or acquisition for value of (including without limitation, by way of depositing money or securities with the trustee with respect thereto before due for the purpose of paying when due), refund, refinance or exchange of any Indebtedness of any Loan Party or any Subsidiary (other than (x) Indebtedness arising under the Loan Documents and (y) any repayment or refinancing of purchase money Indebtedness permitted by Section 8.03(b) or Section 8.03(e)); provided that the Borrower shall be permitted to convert the principal and interest under the Second Lien Notes permitted under Section 8.03(h) into Equity Interests in the Borrower, in each case in accordance with the terms of the Second Lien Notes (in effect as of the date hereof) unless the conversion is occurring in connection with an IPO which is not a Qualifying IPO (as such terms are defined in this Agreement).

(j) Schedule 11.02 to the Credit Agreement is replaced in its entirety with Schedule 11.02 attached hereto.

3. Release. As a material part of the consideration for the Administrative Agent and the Lenders entering into this Agreement, the Borrower agrees as follows (the “Release Provision”):

(a) By its signature below, the Borrower hereby agrees that the Administrative Agent, the Lenders, each of their respective Affiliates and each of the foregoing Persons’ respective officers, managers, members, directors, partners, agents and employees, and their respective successors and assigns (hereinafter all of the above collectively referred to as the “Lender Group”), are irrevocably and unconditionally released, discharged and acquitted from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act under or otherwise arising in connection with the Investment Documents on or prior to the date hereof.

(b) The Borrower hereby acknowledges, represents and warrants to the Lender Group that:

(i) The Borrower has read and understands the effect of the Release Provision. The Borrower has had the assistance of independent counsel of its own choice, or has had the opportunity to retain such independent counsel, in reviewing, discussing, and considering all the terms of the Release Provision; and if counsel was retained, counsel for the Borrower has read and considered the Release Provision and advised the Borrower with respect to the same. Before execution of this Agreement, the Borrower has had adequate opportunity to make whatever investigation or inquiry it may deem necessary or desirable in connection with the subject matter of the Release Provision.

(ii) The Borrower is not acting in reliance on any representation, understanding, or agreement not expressly set forth herein. The Borrower acknowledges that the Lender Group has not made any representation with respect to the Release Provision except as expressly set forth herein.

(iii) The Borrower has executed this Agreement and the Release Provision thereof as its free and voluntary act, without any duress, coercion, or undue influence exerted by or on behalf of any person.

(iv) The Borrower is the sole owner of the claims released by the Release Provision, and the Borrower has not heretofore conveyed or assigned any interest in any such claims to any other Person.

(c) The Borrower understands that the Release Provision was a material consideration in the agreement of the Administrative Agent and the Lenders to enter into this Agreement. The Release Provision shall be in addition to any rights, privileges and immunities granted to the Administrative Agent and the Lenders under the Investment Documents.

4. Conditions Precedent. This Agreement shall be effective upon satisfaction of the following conditions precedent (such date, the “Third Amendment Effective Date”):

(a) the receipt by the Administrative Agent of counterparts of this Agreement duly executed by the Borrower and the Lenders and acknowledged by the Administrative Agent;

(b) payment, by the Borrower, of all outstanding fees, costs and expenses of counsel to the Lenders and the Administrative Agent incurred in drafting, negotiating and consummating the transactions contemplated by this Agreement or currently outstanding under the Investment Documents;

(c) the Borrower shall have consummated the transactions contemplated by the Second Lien Credit Agreement, which agreement shall be in form and substance satisfactory to the Lenders; and

(d) the Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower, in form and substance reasonably satisfactory to the Lenders, (i) certifying that the Organization Documents of the Borrower delivered on the Third Amendment Effective Date have not been amended, supplemented or otherwise modified and remain in full force and effect as of the Third Amendment Effective Date and (ii) attaching resolutions of the Borrower approving and adopting this Agreement, the transactions contemplated herein and authorizing the execution and delivery of this Agreement and any documents, agreements or certificates related thereto and certifying that such resolutions have not been amended, supplemented or otherwise modified and remain in full force and effect as of the Third Amendment Effective Date.

5. Miscellaneous.

(a) The Credit Agreement, as modified hereby, and the obligations of the Loan Parties thereunder and under the other Investment Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms. This Agreement shall constitute a Loan Document.

(b) The Borrower hereby represents and warrant as follows:

(i) it has taken all necessary action to authorize the execution, delivery and performance of this Agreement;

(ii) this Agreement has been duly executed and delivered by the Borrower and constitutes the Borrower’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity); and

(iii) no consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by the Borrower of this Agreement.

(c) The Borrower represents and warrants to the Administrative Agent and the Lenders that (i) the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement and in each other Investment Document are true and correct in all material respects (or, if any such representation or warranty is qualified by materiality or Material Adverse Effect, it shall be true and correct in all respects) as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date and (ii) no event has occurred and is continuing which constitutes (A) a Default or an Event of Default or (B) an Event of Non-Compliance under the Warrants.

(d) This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(e) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(f) The execution of this Agreement by the Lenders and the Administrative Agent shall be deemed their: (i) consent to the Borrower entering into the Second Lien Loan Documents for all purposes of the Credit Agreement and the other Loan Documents and (ii) confirmation that no Default or Event of Default shall occur under the Credit Agreement solely as a result of Borrower entering into the Second Lien Loan Documents.

(g) Direction. The Lenders party hereto hereby direct and authorize the Administrative Agent, pursuant to Section 10.03 of the Credit Agreement, to execute and deliver the Agreement (the foregoing, the “Direction”). The Lenders party hereto acknowledge and affirm their obligations under Section 10.03 of the Credit Agreement to hold harmless and indemnify the Administrative Agent in connection with the Direction.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWER:	SYNCARDIA SYSTEMS, INC.,
a Delaware corporation

	By:	/s/ Michael Garippa
	Name:	Michael Garippa
	Title:	Chief Executive Officer

[Third Amendment to Syncardia A&R Credit Agreement]

LENDERS:	ATHYRIUM OPPORTUNITIES FUND (A) LP,
a Delaware limited partnership

By: ATHYRIUM OPPORTUNITIES ASSOCIATES LP, its General Partner

By: ATHYRIUM OPPORTUNITIES ASSOCIATES GP LLC, the General Partner of Athyrium Opportunities Associates LP

		By:	/s/ Andrew Hyman
		Name:	Andrew Hyman
		Title:	Authorized Signatory
		Date:	2/13/2015

ATHYRIUM OPPORTUNITIES FUND (B) LP, a Delaware limited partnership

By: ATHYRIUM OPPORTUNITIES ASSOCIATES LP, its General Partner

By: ATHYRIUM OPPORTUNITIES ASSOCIATES GP LLC, the General Partner of Athyrium Opportunities Associates LP

		By:	/s/ Andrew Hyman
		Name:	Andrew Hyman
		Title:	Authorized Signatory
		Date:	2/13/2015

SWK FUNDING LLC, a Delaware limited liability company

By: SWK Holdings Corporation, its sole Manager

	By:	/s/ J. Brett Pope
	Name:	J. Brett Pope
	Title:	CEO
	Date:	2/12/15

[Third Amendment to Syncardia A&R Credit Agreement]

ACKNOWLEDGED AND AGREED:

ADMINISTRATIVE AGENT:	CANTOR FITZGERALD SECURITIES

	By:	/s/ James Bond
	Title:	Chief Operating Officer
	Date:	February 13, 2015

[Third Amendment to Syncardia A&R Credit Agreement]

Schedule 11.02 - Certain Addresses for Notices

1.	Address for all Loan Parties:

SynCardia Systems, Inc.

c/o Michael Garippa, CEO

1992 E Silverlake Rd

Tucson, AZ 85713

Telephone Direct:

Telephone General:

Telecopier:

Electronic Mail: MGarippa@syncardia.com

Website Address: http://www.syncardia.com/

With a copy to:

Cooley LLP

c/o Steve Przesmicki

4401 Eastgate Mall

San Diego, CA 92121

Telephone: 858-550-6070

Telecopier: 858-550-6420

Electronic Mail: przes@cooley.com

2.	Address for Administrative Agent:

Cantor Fitzgerald Securities

110 East 59th Street

New York, NY 10022

Attention: Nils Horning

Telephone: 212-829-4889

Telecopier: 646-219-1180

Electronic Mail: nhorning@cantor.com

With a copy to:

Shipman & Goodwin

c/o Nathan Z. Plotkin

One Constitution Plaza

Hartford, CT 06103-1919

Telephone: 860-251-5320

Electronic Mail: NPlotkin@goodwin.com

3.	Addresses for Lenders:

(a)	Athyrium Opportunities Fund (A) LP and

Athyrium Opportunities Fund (B) LP:

Kelly Maughan

Neuberger Berman

605 Third Avenue – 22 Floor

New York, NY 10158

Telephone: 212-476-5963

Telecopier: 646-758-2812

Electronic Mail: Kelly.maughan@nb.com

With a copy to:

Laurent Hermouet

Athyrium Capital Management, LP

530 Fifth Avenue

Floor 25

New York, NY 10036

Telephone: 646-434-1635

Electronic Mail: lhermouet@athyrium.com

With a copy to:

Tripp Monroe

Moore & Van Allen PLLC

100 North Tryon Street, Suite 4700

Charlotte, NC 28202

Telephone: 704-331-1107

Electronic Mail: trippmonroe@mvalaw.com

(b)	SWK Funding LLC:

J. Brett Pope

SWK Funding LLC

14755 Preston Road, Suite 105

Dallas, TX 75254

Telecopier: 972-687-7255

With a copy to:

Jay Baker

Holland & Knight LLP

200 Crescent Court, Suite 1600

Dallas, TX 75201

Telecopier: 214-964-9501

Electronic Mail: james.baker@hklaw.com

4.	Wiring Instructions:

(a)	Athyrium Opportunities Fund (A) LP:

(b)	Athyrium Opportunities Fund (B) LP:

(c)	SWK Funding LLC: